UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 19, 2025
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

333-85496	CONSTELLATION ENERGY GENERATION, LLC	23-3064219
(a Pennsylvania limited liability company) 200 Energy Way Kennett Square, Pennsylvania 19348-2473 (833) 883-0162

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement

On September 19, 2025, Constellation Energy Generation, LLC (Constellation) entered into a second amended and restated five-year Revolving Credit Facility (“RCF”) with JPMorgan Chase Bank, N.A., as Administrative Agent, and various financial institutions. The RCF provides for an aggregate commitment of $7,000,000,000, consisting of (i) up to $4,500,000,000 in revolving credit commitments available as of the closing date and (ii) up to $2,500,000,000 in incremental revolving credit commitments available upon the satisfaction of certain conditions following the consummation of Constellation’s acquisition of Calpine Corporation. The revolving credit commitments may be drawn down in the form of loans and/or letters of credit. The RCF will primarily be used to back up commercial paper issuances at Constellation and to satisfy requirements for letters of credit.

Lending commitments under the RCF will terminate five years after the effective date, unless extended. The RCF includes provisions for one-year extensions at the option of Constellation and with the consent of the lenders. The RCF also includes provisions for reduction of the amount of the facility at the option of Constellation and provisions for the limited increase of the lenders’ commitments to lend at Constellation’s request and with the consent of the lenders.

The RCF includes covenants and events of default that are substantially the same as those in the revolving credit facility prior to the amendment.

Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
1.1	Second Amended and Restated Credit Agreement dated as of September 19, 2025 among Constellation, JPMorgan Chase Bank, N.A., as Administrative Agent, and various financial institutions
101	Cover Page Interactive Data File – the cover page XBRL tabs are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION ENERGY GENERATION, LLC

/s/ Daniel L. Eggers
Daniel L. Eggers
Executive Vice President and Chief Financial Officer
Constellation Energy Generation, LLC

September 22, 2025

EXHIBIT INDEX

Exhibit No.	Description
1.1	Second Amended and Restated Credit Agreement dated as of September 19, 2025 among Constellation, JPMorgan Chase Bank, N.A., as Administrative Agent, and various financial institutions
101	Cover Page Interactive Data File – the cover page XBRL tabs are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.